                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77Q1

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(a)

                         MANUFACTURERS INVESTMENT TRUST

                         MANUFACTURERS INVESTMENT TRUST

                          Establishment and Designation
              of Additional Series of Shares of Beneficial Interest
                           ($0.01 par value per share)

         The undersigned, being a majority of the Trustees of Manufacturers Investment Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby redesignate the Series of Shares set forth below, such Series to continue to have the relative rights and preferences described in
Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

         "Growth" redesignated as "All Cap Core"

         In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 25th day of November, 2002.

/s/Don B. Allen                                      /s/Charles L. Bardelis
------------------                                   ----------------------
Don B. Allen                                         Charles L. Bardelis

/s/John D. DesPrez, III                              /s/Samuel Hoar
------------------------                             --------------
John D. DesPrez, III                                 Samuel Hoar

/s/John D. Richardson                                /s/F. David Rolwing
---------------------                                -------------------
John D. Richardson                                   F. David Rolwing

The Agreement and Declaration of Trust of the Trust, September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(b)

      Please refer to Sub-item 77D for information regarding this Sub-item.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(d)

      Please refer to Sub-item 77D for information regarding this Sub-item

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                             SUBADVISORY AGREEMENTS

Form of Subadvisory Agreement for the following subadvisers: (a) Deutsche Asset Management, Inc. and (b) Deutsche Asset Management Investment Services Ltd.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 23rd day of November, 2002, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Deutsche Asset Management, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended and provided to the Subadviser from time to time. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended and provided to the Subadviser from time to time. The Adviser shall notify the Subadviser in advance of any amendments thereto relating to the Portfolio; Further, failure of the Subadviser to meet the investment objectives of the Portfolio as described in the Trust's registration statement will not constitute a breach of this Agreement.

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the management of the investments of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will have complete discretion to select brokers and dealers, which may be brokers or dealers that are affiliated with Subadviser, to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. Subject to such policies or practices as may be described in the registration statement, as amended, in Subadviser's selection of such brokers and dealers, it is understood and agreed that Subadviser may take into consideration the broker's commission rates or principal spreads, research capabilities, executions, reliability, efficiency and other factors, and that, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, Subadviser shall have no duty to obtain the lowest commission or best net price for the Portfolios on any particular transaction The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. The Trust shall be responsible for all brokerage fees and costs.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. Subject to applicable laws and regulations, including Rule 10f-3 under the Investment Company Act of 1940, Subadviser may purchase securities from an unaffiliated syndicate member in an underwriting in which an affiliated broker-dealer participates in the management activities of the syndicate.

f. Physical custody of all Portfolio assets, including cash and equivalents, shall be held by a custodian appointed thereby. Subadviser shall at no time receive, retain nor physically control any assets forming any part of the Portfolios. All transactions authorized by this Agreement shall be transacted through the custodian. Subadviser shall not be liable to the Adviser, the Trust or the Trustees for any action or omission of the custodian.

g. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

h The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

i The Subadviser shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Trustees.

j. No warranty is given by the Subadviser as to the performance or profitability of the Portfolio or any part of it.

k. The Adviser and the Trustees acknowledge receipt and review of a copy of Subadviser's Form ADV Part II. The Adviser may terminate this contract within five business days of receipt of Form ADV Part II without penalty.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

a. Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

b. The Subadviser and any of its directors, officers or employees shall not in any event have any liability to the Adviser to the extent that performance of its obligations is prevented or impeded as a consequence of any circumstances beyond its reasonable control, including (without limitation) nationalization, currency restrictions, acts of war, acts of God, breakdown or failure of transmission or communications or computer facilities that is not due to the negligence of the Subadviser or any of its affiliates, postal or other strikes or industrial action, Government action, or the failure or disruption of any stock exchange, clearing house, settlements system or market.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, either on sixty days' written notice to the Adviser and the Subadviser, or (ii) by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

         All acts done by Subadviser pursuant to this Agreement prior to the termination date shall be fully binding upon Adviser and the Trust and upon the successors and assigns of each. Adviser's and/or the Trust's obligations to pay all brokerage, custodian and Subadviser compensation and other expenses of the Trust arising under this Agreement prior to the termination date shall survive termination of this Agreement.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      REPRESENTATIONS OF THE ADVISER

(a.) The Adviser represents, warrants and agrees on a continuing basis the following:-

1. it has the authority to enter into this Agreement, and that it has taken all steps necessary to appoint the Subadviser to perform the services envisaged in this Agreement;

2. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Adviser is bound whether arising by contract, operation of law or otherwise;

3. as a condition of the provision of services by the Subadviser hereunder, it will provide to the Subadviser such documents as it may require as evidence of the Adviser's authority to enter into this Agreement, and will forthwith advise the Subadviser of any variation of or supplements to such documents relevant to the authority of the Adviser to enter into this Agreement;

4. it will notify the Subadviser promptly if there is any change to the investment policies of the Portfolio and will provide such other relevant information as the Subadviser may from time to time reasonably require in order to fulfill its legal, regulatory and contractual obligations relating to fulfilling its obligations under this Agreement. The Adviser acknowledges that a failure to provide such information may adversely affect the quality of the services that the Subadviser may provide;

5. it has delivered to Subadviser a true and complete copy of the Portfolios' prospectus and statement of additional information as well as all applicable procedures adopted by the Board of the Trustees of the Trust and will promptly provide the Subadviser with amendments to these documents;

6. except as Subadviser has been informed in writing to the contrary and except as otherwise provided in the Portfolios' prospectus and statement of additional information and any of the Trust policies that have been provided to the Subadviser, there are no restrictions which would prevent or limit investment of assets of the Portfolios in any manner whatsoever and that if any such restriction should be effected, Subadviser shall be promptly informed in writing as to the nature and extent of any such restriction; and

7. The Subadviser is responsible for ensuring that each Portfolio complies with all applicable investment restrictions set forth in (a) each Portfolio's prospectus and statement of additional information, (b) any Trust procedures that are provided to the Subadviser and (c) in all applicable laws and regulations, including without limitation, the Investment Company Act of 1940 and the Internal Revenue Code. The Adviser is responsible for compliance with any applicable investment restrictions that apply to all Trust portfolios in the aggregate.

(b.) The Subadviser represents, warrants and agrees on a continuing basis the following:

1. it is duly registered as an investment adviser under the Investment Advisers Act of 1940,

2.       it has the authority to enter into this Agreement,

3. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise;

 16.     GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

 17.     LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                     Manufacturers Securities Services, LLC

         by: The Manufacturers Life Insurance Company (U.S.A.),

                                                   Managing Member

                                                   _____________________________
                                                   James D.Gallagher,
                                                   Executive Vice President,
                                                   Secretary and General Counsel

                            Deutsche Asset Management, Inc.

                        by: _____________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following Portfolio(s) of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                BETWEEN              BETWEEN
                                                              $50,000,000          $200,000,000
                                              FIRST               AND                  AND                EXCESS OVER
                 PORTFOLIO                 $50,000,000        $200,000,000         $500,000,000           $500,000,000
Real Estate Securities Trust............      .%                    %                    %                     %

Dynamic Growth Trust....................       %                    %                    %                     %

All Cap Core Trust......................       %                    %                    %                    .%

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

627225.v2

                         MANUFACTURERS INVESTMENT TRUST
                        SUBADVISORY CONSULTING AGREEMENT

         AGREEMENT made this 23rd day of November, 2002, between MFC Global Investment Management (U.S.A.) Limited, a Colorado Corporation (the "Subadviser"), and Deutsche Asset Management, Inc., a Delaware corporation ("Deutsche"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF DEUTSCHE

         Deutsche undertakes to provide the services described in Section 2 below in connection with the Subadviser's management of the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust, and the Lifestyle Conservative 280 Trust (collectively, the "Lifestyle Trusts"), subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the adviser to the Trust, Manufacturers Securities Services, LLC (the "Adviser"). Deutsche will be an independent contractor and will have no authority to act for or represent the Trust or Subadviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Subadviser.

         Deutsche represents that it is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Investment Advisers Act").

2.       SERVICES TO BE RENDERED BY DEUTSCHE

a. Deutsche will provide the Subadviser the following information and services as may be requested by the Subadviser from time to time:

         i.

                  - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;

                  - perform statistical performance analysis of historical manager returns for managers that the Subadviser would like to include in its potential line up on a quarterly basis;

                  - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that the Subadviser may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;

                  - consult with the Subadviser to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.

b. Deutsche, at its expense, will furnish all necessary (i) investment and management facilities, including salaries of personnel required for it to execute its duties faithfully under this Agreement, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary to execute its obligations under this Agreement.

c. Deutsche shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Trustees.

3.       COMPENSATION OF DEUTSCHE

         The Subadviser will pay Deutsche with respect to each Lifestyle Trust the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF DEUTSCHE

a. Neither Deutsche nor any of its directors, officers or employees shall be liable to the Adviser, the Subadviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Subadviser or the Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of Deutsche or any of its directors.

b. Deutsche and any of its directors, officers or employees shall not in any event have any liability to the Subadviser to the extent that performance of its obligations is prevented or impeded as a consequence of any circumstances beyond its reasonable control, including (without limitation) nationalization, currency restrictions, acts of war, acts of God, breakdown or failure of transmission or communications or computer facilities that is not due to the negligence of the Deutsche or any of its affiliates, postal or other strikes or industrial action, Government action, or the failure or disruption of any stock exchange, clearing house, settlements system or market.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in Deutsche as trustees, officers, partners or otherwise; that employees, agents and partners of Deutsche are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Deutsche may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or by specific provision of applicable law.

6.       REGULATION

         Deutsche shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Lifestyle Trust on the later of:

(i)      its execution, and

(ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below.

         The Agreement will continue in effect for a period more than two years from the date of its execution with respect to each Lifestyle Trust only so long as such continuance is specifically approved at least annually either (i) by the Trustees of the Trust or (ii) by a majority of the outstanding voting securities of the Lifestyle Trusts, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of the Agreement, or of any continuance of the Agreement, shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Lifestyle Trust votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the Agreement or (b) all the Lifestyle Trusts.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, Deutsche will continue to provide the services described herein with respect to the affected Lifestyle Trust pending the required approval of the Agreement or its continuance or of a new contract with Deutsche or a different adviser or other definitive action; provided, that the compensation received by Deutsche in respect of such Lifestyle Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Lifestyle Trust by the vote of a majority of the outstanding voting securities of such portfolio, on sixty days' written notice to the Subadviser and Deutsche, or by the Subadviser or Deutsche on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act), in the event the Subadvisory Agreement between the Subadviser and the Adviser terminates for any reason with respect to the Lifestyle Trusts or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason with respect to the Lifestyle Trusts.

8.       PROVISION OF CERTAIN INFORMATION BY DEUTSCHE

         Deutsche will promptly notify the Adviser and the Subadviser in writing of the occurrence of any of the following events:

a. Deutsche fails to be registered as an investment adviser under the Investment Advisers Act;

b. Deutsche is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in control of Deutsche within the meaning of the Investment Company Act.

9.       SERVICES TO OTHER CLIENTS

         The Subadviser understands, and has advised the Trust's Board of Trustees, that Deutsche now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Subadviser understands, and has advised the Trust's Board of Trustees that Deutsche and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Lifestyle Trusts. Deutsche is not obligated to initiate transactions for a Lifestyle Trust in any security which Deutsche, its affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of that Lifestyle Trust vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the amendment or (b) all the Lifestyle Trusts of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Deutsche or the Subadviser, as applicable, or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      REPRESENTATIONS OF THE SUBADVISER

(a.) The Subadviser represents, warrants and agrees on a continuing basis the following:-

1. it has the authority to enter into this Agreement, and that it has taken all steps necessary to appoint Deutsche to perform the services envisaged in this Agreement;

2. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise;

3. as a condition of the provision of services by the Deutsche hereunder, it will produce to Deutsche such documents as it may require as evidence of the Subadviser's authority to enter into this Agreement, and will forthwith advise Deutsche of any variation of or supplements to such documents relevant to the authority of the Subadviser to enter into this Agreement; and

4. it will notify Deutsche promptly if there is any change to the investment policies of the Portfolio and will provide such other relevant information as Deutsche may from time to time reasonably require in order to fulfill its legal, regulatory and contractual obligations relating to fulfilling its obligations under this Agreement, such relevant information including, but not limited to, providing Deutsche with historical performance (monthly return) for all of the managers that the Subadviser wishes to include in Deutsche's analysis, the Subadviser's performance objective (benchmarks for each Lifestyle Trust, constraints, performance objective), and any views that the Subadviser wishes to place on a benchmark or a manager's future performance. The Subadviser acknowledges that a failure to provide such information may adversely affect the quality of the services that Deutsche may provide.

(b.) Deutsche represents, warrants and agrees on a continuing basis the following:

1. it is duly registered as an investment adviser under the Investment Advisers Act of 1940,

2.       it has the authority to enter into this Agreement,

3. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Deutsche is bound whether arising by contract, operation of law or otherwise;

16.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                               MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

                               by: _____________________________________________

                               DEUTSCHE ASSET MANAGEMENT, INC.

                               by: _____________________________________________

                                   APPENDIX A

     The Subadviser will pay Deutsche, as full compensation for all services provided under this Agreement a subadvisory consulting fee for each Lifestyle Trust at an annual rate as follows:

                                                FIRST             EXCESS OVER
               PORTFOLIOS                    $100 MILLION         $100 MILLION
Lifestyle Aggressive 1000 Trust..........        .%                   .%

Lifestyle Growth 820 Trust...............        .%                   .%

Lifestyle Balanced 640 Trust.............        .%                   .%

Lifestyle Moderate 460 Trust.............        .%                   .%

Lifestyle Conservative 280 Trust.........        .%                   .%

         The subadvisory consulting fee for each Lifestyle Trust is accrued for each calendar day and the sum of the daily fee accruals will be paid monthly to Deutsche. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the applicable Lifestyle Trust as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

AGREEMENT made this 23rd day of November, 2002, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Deutsche Asset Management Investment Services Limited, a corporation organized and existing under the laws of England and Wales and regulated by the Financial Services Authority in the United Kingdom ("FSA"), (the "Subadviser").

The Adviser is classified as a Market Counterparty under the rules of the FSA in the United Kingdom (the "FSA Rules"). However, the Subadviser chooses to treat all Market Counterparties in the same way as it treats its Intermediate Customers.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolio in accordance with the Portfolio's Prospectus and Statement of Additional Information, as amended and provided to the Subadviser from time to time. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Portfolio's Prospectus and Statement of Additional Information, as amended and provided to the Subadviser from time to time. The Adviser shall and notify the Subadviser in advance of any amendments thereto relating to the Portfolio. Further, failure of the Subadviser to meet the investment objectives of the Portfolio as described in the Portfolio's Prospectus and Statement of Additional Information will not constitute a breach of this Agreement;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolio for which market quotations are not readily available.

b. The Subadviser, will be responsible for its own overhead expense, and will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset value and shareholder accounting services).

c. Subject to applicable laws and regulations, the Subadviser will have complete discretion to select brokers and dealers, which may be brokers or dealer that are Group Companies to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Trustees and described in the Portfolio's Prospectus and Statement of Additional Information, as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. For the avoidance of doubt the Trust shall be responsible for any costs properly incurred under this Agreement, including all brokerage fees and costs.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

         The Adviser recognizes that each individual aggregated transaction may operate to the advantage or disadvantage of the Adviser or the Trust. When a Portfolio transaction has been aggregated, the Adviser agrees that the relevant investment must be allocated to the Portfolio within the number of business days of the transaction as required by the FSA Rules from time to time.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

g. The Subadviser shall vote all proxies received in connection with securities held by the Portfolio.

h. Subject to the Trustees' prior approval, the Subadviser shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a group companies controlled by Deutsche Bank AG ("Group Companies").

i. Group Companies are involved in many different commercial activities and the Subadviser acts for a wide range of clients, some of which may have similar objectives to those of the Adviser. Subject always to the overriding principle of best execution and all applicable laws including, without limitation, the Investment Company Act of 1940 (the "Investment Company Act") and Rules 17e-1, 17a-7 and 10f-3 thereunder, the Subadviser shall have discretion to effect, without prior reference to the Adviser, transactions in which the Subadviser or a Group Company has directly or indirectly a material interest or a relationship of any description with another party which may involve a potential conflict with the Subadviser 's duty to the Adviser and the Trust. Nothing in this Agreement shall prevent the Subadviser or a Group Company entering into transactions with or for the Portfolio, including programmed trades, acting as both market-maker and broker, principal or agent, dealing with other Group Companies and other clients, and generally effecting transactions as provided above as long as all applicable laws and rules are complied with. Neither the Subadviser nor any Group Company shall be liable to account to the Adviser for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions as long as all applicable laws and rules are complied with. A statement giving examples of actual or potential material interests and conflicts which may arise will be made available by the Subadviser to the Adviser and the Trust on its request.

j. No warranty is given by the Subadviser as to the performance or profitability of the Portfolio or any part of it.

k. Telephone conversations with the Adviser may be recorded and monitored by the Subadviser.

3.       COMPENSATION OF SUBADVISER

The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

a. Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

b. The Subadviser and any of its directors, officers or employees shall not in any event have any liability to the Adviser to the extent that performance of its obligations is prevented or impeded as a consequence of any circumstances beyond its reasonable control, including (without limitation) nationalization, currency restrictions, acts of war, acts of God, breakdown or failure of transmission or communications or computer facilities that is not due to the negligence of the Subadviser or any of its Group Companies, postal or other strikes or industrial action, Government action, or the failure or disruption of any stock exchange, clearing house, settlements system or market.

A statement describing clients' rights to compensation in the event of the Subadviser's inability to meet any of its liabilities is available on request.

5.       CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or by specific provision of applicable law.

6.       REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      CONFIDENTIALITY

a. The Subadviser will respect and protect the confidentiality of all information concerning the Portfolio and the Adviser and will not, without the Adviser's prior written consent, disclose any such information to a third party (other than a Group Company) except: (i) in connection with its performance under this Agreement (which may include, without limitation, disclosure of the name of the Adviser to any broker, dealer or market maker); or (ii) as required by law or competent authority; or (iii) on the Adviser's default either under this Agreement or under any other agreement which the Subadviser has entered into on the Adviser's behalf pursuant to this Agreement, whereupon the Subadviser may disclose to a third party the Adviser's names, addresses and such other information either as the Subadviser deems reasonably necessary or as any counterparty reasonably requires.

b. To the extent permitted by applicable laws and regulations, the Subadviser may collect, use and disclose personal data about the Adviser and may also transfer such personal data to any country, including countries outside the European Economic Area, for any purpose set out above.

16.      REPRESENTATIONS OF THE ADVISER

(a) The Adviser represents, warrants and agrees on a continuing basis the following:-

1. it has the authority to enter into this Agreement, and that it has taken all steps necessary to appoint the Subadviser to perform the services envisaged in this Agreement;

2. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Adviser is bound whether arising by contract, operation of law or otherwise;

3. except as otherwise disclosed in writing to the Subadviser, the assets comprising the Portfolio are and will remain free of all liens, charges and other encumbrances, and that the Adviser is absolutely entitled to pass ownership of Portfolio assets with full title guarantee as if it were beneficially entitled thereto;

4. as a condition of the provision of services by the Subadviser hereunder, it will produce to the Subadviser such documents as it may require as evidence of the Adviser's authority to enter into this Agreement, and will forthwith advise the Subadviser of any variation of or supplements to such documents relevant to the authority of the Adviser to enter into this Agreement; and

5. it will notify the Subadviser promptly in there is any material change to the investment policies of the Portfolio, and will provide such other relevant information as the Subadviser may from time to time reasonably require in order to fulfill its legal, regulatory and contractual obligations relating to fulfilling its obligations under this Agreement. The Adviser acknowledges that a failure to provide such information may adversely affect the quality of the services that the Subadviser may provide.

(b) The Subadviser represents, warrants and agrees on a continuing basis the following:-

1. it is duly registered as an investment adviser under the Investment Advisers Act of 1940,

2.       it has the authority to enter into this Agreement,

3. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise;

17.      COMPLAINTS

The Subadviser maintains procedures in accordance with the FSA Rules for the effective consideration and handling of customer complaints. Complaints will be considered promptly by a senior executive of the Subadviser who is not personally involved in the subject matter of the complaint.

18.       GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

19.      LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                     Manufacturers Securities Services, LLC

         by: The Manufacturers Life Insurance Company (U.S.A.),

                                                Managing Member

                                                   _____________________________
                                                   James D. Gallagher,
                                                   Executive Vice President,
                                                   Secretary and General Counsel

                       Deutsche Asset Management Investment Services Limited

                       by: _________________________________________________

                                   APPENDIX A

The Subadviser shall serve as investment subadviser for the following Portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                      BETWEEN               BETWEEN
                                                                    $20,000,000           $50,000,000
                                                 FIRST                  AND                   AND               EXCESS OVER
                 PORTFOLIO                    $20,000,000           $50,000,000          $200,000,000          $200,000,000
International Stock Trust.................        .%                    .%                    .%                     *

         *When the current value of the net assets of the Portfolio equals or exceeds $200,000,000, the Subadviser Percentage Fee is .% of the current value of the net assets of the Portfolio. When the current value of the net assets of the Portfolio equals or exceeds $500,000,000, the Subadviser Percentage Fee is .% of the current value of the net assets of the Portfolio.

The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Portfolio's Prospectus and Statement of Additional Information as of the close of business on the previous business day on which the Trust was open for business.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         CHANGES TO ADVISORY AGREEMENTS
                         MANUFACTURERS INVESTMENT TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

         AMENDMENT made this ____ day of ______, 2002, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, as amended, and between Manufacturers Investment Trust, a Massachusetts business trust (the "Trust") and Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A to this Agreement is revised to reflect the decrease in the advisory fee for the Real Estate Securities Trust (the "Portfolio") as set forth in Appendix A to this Amendment.

2.       EFFECTIVE DATE

         This Amendment shall become effective with respect to the Portfolio on the later of: (i) the date of its execution, and (ii) approval by the Board of Trustees of the Trust of this Amendment.

MANUFACTURERS INVESTMENT TRUST

By: _____________________________
    James D. Gallagher, President

MANUFACTURERS SECURITIES SERVICES, LLC
By: The Manufacturers Life Insurance Company (U.S.A.), its managing member

By: _______________________________
    John D. DesPrez, III, President

                                   APPENDIX A

Real Estate Securities Trust        %

         The Percentage Fee for each Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.